UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22657

PSG Capital Management Trust

(Exact Name of Registrant as Specified in Charter)

8161 Maple Lawn Boulevard, Suite 400

Maple Lawn, MD 20759

(Address of Principal Executive Offices)(Zip Code)

Paracorp Incorporated

2140 S. Dupont Highway

Camden, DE 19934

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 S. High Street, Suite 1700

 Columbus, OH 43215

Registrant’s Telephone Number, including Area Code:  (301) 543-6000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PSG TACTICAL GROWTH FUND

ANNUAL REPORT

March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.psgfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

PSG TACTICAL GROWTH FUND

MANAGER COMMENTARY

MARCH 31, 2019 (UNAUDITED)

Dear Shareholder:

For the 12-month period ending March 31, 2019, the PSG Tactical Growth Fund (“the Fund”) returned 1.53%, which was above the HFRX Absolute Return Index’s return of (0.23%).  Asset prices are recovering this year after a frustrating 2018.  We observed that fears regarding an escalation in the trade war with China, rising interest rates and an economic slowdown negatively impacted markets in 2018.  During the 4th quarter of calendar year 2018, most asset classes including stocks, corporate bonds, preferred income securities, commodities and real estate suffered significant declines.  Exposure to these assets classes also negatively impacted the Fund.

 The volatility spikes that occurred during 2018 were amplified by the rise of algorithmic based strategies executed by computers.  Many of these strategies use momentum as a key input.  New money is slowly pulled in over time as prices rise.  However, as volatility increases and prices reverse, an exit signal triggers.

JP Morgan’s derivatives team led by Marko Kolanovic studied the December 2018 sell-off and concluded that low market liquidity was a major cause of the turmoil.  Traders had difficulty executing orders as liquidity was much lower than prior periods.  Selling pressure added to volatility which led to more selling.  Kolanovic believes that markets are witnessing a paradigm shift due to more assets chasing these strategies and investors need to become accustomed to sudden, unorderly declines.

We used the volatility during the 4th quarter of 2018 to reposition the portfolio.  Based on a study by Bespoke Investments, the average US stock in the S&P 500 was down 29% from its 52-week high price near the end of 2018.  As momentum players exited their holdings, some of the most popular technology stocks were hit extremely hard. Valuations became compelling.  Apple Inc., a position that we were trimming during the summer of 2018 at prices above $200, plummeted close to 40%.  We purchased more shares in December when the stock dropped below $170.    We established a new position in Facebook, after it experienced a 35% decline in price.  This dominant American online social media and social networking company was too cheap on a valuation basis to ignore.

During the December sell-off, we also established a position in Goldman Sachs Group Inc.  Shares of this stock traded at approximately the same discount to book value that we witnessed during the Great Recession in 2008-2009.  There are company specific risks due to issues with a state-based investment fund in Malaysia that will continue to overhang the stock.  However, we believe that the sell-off in company shares was overdone and the opportunity to own a highly regarded global banking franchise near a historically low valuation fully discounted the risks.  We also added to existing positions in preferred income securities & closed-end funds.  The discount  between the market price of the closed-end funds and their underlying net asset value widened to elevated levels.  This provided an attractive opportunity to add to the sector.

PSG TACTICAL GROWTH FUND

MANAGER COMMENTARY (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

Longer term, we still favor the emerging markets as an investment theme.  The demographics of emerging market economies cannot be understated. The Brookings Institution’s analysis in Working Paper 100 concludes that nearly 900 million people over the next decade in India, China and the rest of Asia will become middle class.  Consumption spending by this cohort is potentially enormous.  Brookings estimates that by 2030 global-class consumption could be $29 trillion more than in 2015 with nearly $25 trillion of the increase coming from Asia Pacific.  This demographic growth story supports our pro-investment stance on emerging market equities.

During the first quarter of 2019, the negative haze surrounding markets began to lift.  Positive news regarding the trade war with China, a more dovish central bank policy and decent economic and earnings data comforted investors.  As risky assets rose in value, we shifted course and increased our exposure to safety assets including cash and money markets.  We trimmed back holdings with high sensitivity to equity markets and increased hedges.  Having defense in the portfolio will allow us to invest in opportunities when they become present.

Thank you for your investment in PSG Tactical Growth Fund.

Sincerely,

Jonathan Giordani

Portfolio Manager

PSG TACTICAL GROWTH FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

FOR THE PERIOD ENDED 03/31/2019

	1 Year	5 Year	Since Inception *	Ending Value
PSG Tactical Growth Fund	1.53%	-1.50%	0.28%	$ 10,197
HFRX Absolute Return Index	-0.23%	1.21%	1.67%	$ 11,212

* Date of inception was May 1, 2012.

Per the fee table in the Fund’s latest prospectus dated August 1, 2018, the Fund’s total annual operating expense ratio was 2.33%, including Acquired Fund Fees and Expenses of 0.29%.  Updated information on the Fund’s expense ratio is available in the Financial Highlights.

This chart assumes an initial investment of $10,000 made on 5/1/2012 (commencement of investment operations).  Total return is based on the net change in net asset value (“NAV”) and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents that characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (855)-866-9825.

PSG TACTICAL GROWTH FUND

GRAPHICAL ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund.  The classifications below are represented as a percentage of total investments.

Money Market Fund
32.09%
Basic Materials
2.00%
Consumer Cyclical
2.20%
Consumer Defensive
0.54%
Energy
6.68%
Financial Services
21.07%
Healthcare
1.93%
Industrials
1.49%
Technology
2.99%
Utilities
0.73%
Closed End Funds
7.60%
Corporate Bonds
1.01%
Exchange Traded Funds
12.36%
Exchange Traded Notes
0.37%
Real Estate
5.32%
Real Estate Investment Trusts
1.62%

Categorizations above are made using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes securities sold short and written options.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares/Principal		Value

COMMON STOCKS - 30.21%

Banks - 2.00%
31,292	Sberbank Pjsc ADR	$ 412,429

Computer Communications Equipment - 0.82%
3,131	Cisco Systems, Inc.	169,043

Crude Petroleum & Natural Gas - 0.67%
119	California Resources Corp. *	3,060
2,413	Total SA ADR	134,283
		137,343
Electric Services - 0.44%
3,470	Vistra Energy Corp.	90,324

Electronic & Other Electrical Equipment (No Computer Equipment) - 0.48%
10,007	General Electric Co.	99,970

Electronic Computers - 1.48%
1,612	Apple, Inc. (a)	306,199

Fire, Marine & Casualty Insurance - 4.85%
529	Alleghany Corp. *	323,960
6,858	American International Group, Inc. (a)	295,306
401	Fairfax Financial Holdings Ltd. (Canada)	186,509
4,087	Loews Corp.	195,890
		1,001,665
Food & Kindred Products - 0.51%
2,115	Mondelez International, Inc.	105,581

Gold & Silver Ores - 0.91%
2,209	Agnico Eagle Mines Ltd. (Canada)	96,092
13,879	First Majestic Silver Corp. *	91,324
		187,416
Insurance Agents, Brokers & Services - 1.41%
292	Markel Corp. *	290,902

Motor Vehicles & Passenger Car Bodies - 0.88%
4,885	General Motor Co.	181,234

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares/Principal		Value

Motor Vehicle Parts & Accessories - 0.89%
114	Garrett Motion, Inc. (Switzerland) *	$ 1,679
1,148	Honeywell International, Inc.	182,440
		184,119
National Commercial Banks - 3.43%
6,557	Bank of America Corp.	180,908
8,470	Citigroup, Inc. (c)	527,003
		707,911
Natural Gas Transmission - 1.77%
5,131	Antero Midstream Corp.	70,700
10,377	Kinder Morgan, Inc.	207,644
2,089	Targa Resources Corp.	86,798
		365,142
Petroleum Refining - 2.01%
9,497	BP PLC. ADR	415,209

Pharmaceutical Preparations - 0.97%
1,364	Allergan PLC (Ireland)	199,703

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 0.98%
3,779	DowDuPont, Inc.	201,458

Railroad Equipment - 0.02%
54	Westinghouse Air Brake Technologies Corp.	3,962

Retail-Auto Dealers & Gasoline Stations - 0.66%
1,960	CarMax, Inc. *	136,808

Security Brokers, Dealers & Flotation Companies - 1.91%
11,051	Jefferies Financial Group, Inc.	207,648
972	The Goldman Sach Group, Inc. (c)	186,614
		394,262
Services-Business Services, Nec - 1.75%
594	Alibaba Group Holding Ltd. ADR *	108,375
1,442	Alliance Data Systems Corp.	252,321
		360,696
Services-Computer Programming, Data Processing, Etc. - 0.51%
635	Facebook, Inc. Class A *	105,848

Surgical & Medical Instruments & Apparatus - 0.84%
2,140	Baxter International, Inc.	174,003

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares/Principal		Value

Wholesale-Hardware - 0.02%
191	Resideo Technologies, Inc. *	$ 3,684

TOTAL COMMON STOCKS (Cost $5,321,686) - 30.21%		6,234,911

CLOSED-END MUTUAL FUNDS - 7.15%
10,422	AllianceBernstein Global High Income Fund	120,791
7,316	BlackRock Investment Quality Municipal Trust, Inc.	103,448
4,864	BlackRock Multi-Sector Income Trust	80,694
7,752	BlackRock Municipal Income Trust	104,497
12,542	Eaton Vance Limited Duration Income Fund	158,656
5,400	Flaherty & Crumrine Preferred Securities Income Fund, Inc.	102,114
18,762	Nuveen Preferred Income Opportunities Fund	178,802
4,535	Nuveen Preferred and Income 2022 Term Fund	103,398
7,590	Nuveen Quality Municipal Income Fund	102,996
17,938	PIMCO Dynamic Credit and Mortgage Fund, Inc.	420,287
TOTAL CLOSED-END MUTUAL FUNDS (Cost $1,405,967) - 7.15%		1,475,683

CORPORATE BONDS - 0.94%

Bituminous Coal & Lignite Surface Mining - 0.60%
125,000	CNX Resources Corp. 5.875%, 04/15/22	124,688

Radio Broadcasting Stations - 0.34%
50,000	iHeart Communications, Inc. 9.00%, 03/01/21 (b)	35,250
50,000	iHeart Communications, Inc. 9.00%, 12/15/19 (b)	35,500
		70,750

TOTAL CORPORATE BONDS (Cost $219,910) - 0.94%		195,438

EXCHANGE TRADED FUNDS - 11.63%
3,398	iShares MSCI Brazil ETF	139,284
14,412	iShares MSCI Emerging Markets ETF	618,563
5,989	iShares MSCI Frontier 100 ETF	170,447
7,445	iShares MSCI Hong Kong ETF	195,133
6,659	iShares MSCI India ETF	234,730
6,178	SPDR® Gold Shares *	753,778
9,078	VanEck Vectors Junior Gold Miners ETF	288,045
TOTAL EXCHANGE TRADED FUNDS (Cost $2,149,475) - 11.63%		2,399,980

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares/Principal		Value

EXCHANGE TRADED NOTES - 0.35%
4,100	JPMorgan Cushing 30 MLP Index ETN due 6/15/2037	$ 72,278
TOTAL EXCHANGE TRADED NOTES (Cost $80,612) - 0.35%		72,278

LIMITED PARTNERSHIPS - 1.63%

Natural Gas Transmission - 0.55%
3,908	Enterprise Products Partners LP	113,723

Pipe Lines (No Natural Gas) - 1.08%
4,563	Plains All American Pipeline LP	111,839
4,461	Plains GP Holdings LP Class A	111,168
		223,007

TOTAL LIMITED PARTNERSHIPS (Cost $274,367) - 1.63%		336,730

PREFERRED STOCKS - 10.46%

Electric Services - 0.24%
1,980	PPL Capital Funding, Inc., Series B, 5.90%, 4/30/73	50,431

Energy - 0.21%
1,780	NGL Energy Partners LP Series B, 9.00%, Perpetual (USD 3- Month LIBOR + 7.213%) **	42,756

Finance Services - 0.60%
4,757	GMAC Capital Trust I Series 2, 7.10%, 2/15/40 (USD 3-Month LIBOR + 5.785%) **	123,872

Fire, Marine & Casualty Insurance - 0.24%
1,950	Enstar Group Ltd. (Bermuda), 7.00%, Perpetual	49,667

Lessors of Real Property, Nec - 0.26%
2,114	Landmark Infrastructure Partners LP Series B, 7.90%, Perpetual	52,850

Life Insurance - 0.41%
3,340	Aegon N.V. (Netherlands), 6.375%, Perpetual	85,638

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares/Principal		Value

National Commercial Banks - 3.75%
1,764	BB&T Corp. Series G, 5.20%, Perpetual	$ 43,394
143	Bank of America Corp. Series L, 7.25%, Perpetual	186,167
4,338	First Horizon National Corp. Series A, 6.20%, Perpetual	112,875
312	Wells Fargo & Co., Series L, 7.50%, Perpetual	403,213
1,050	Zions Bancorp Series G, 6.30%, Perpetual (USD 3-Month LIBOR + 4.240%) **	28,046
		773,695
Operators of Nonresidential Buildings - 0.26%
2,259	Spirit Realty Capital, Inc. Series A, 6.00%, Perpetual	54,080

Real Estate Investment Trusts - 4.49%
8,322	AGNC Investment Corp. Series B, 7.75%, Perpetual	210,131
364	Kimco Realty Corp. Series M, 5.25%, Perpetual	8,481
1,830	National Storage Affiliates Trust Series A, 6.00%, 10/11/22	45,549
26,292	Vereit, Inc., Series F, 6.70%, Perpetual	661,770
		925,931

TOTAL PREFERRED STOCKS (Cost $2,079,127) - 10.46%		2,158,920

REAL ESTATE INVESTMENT TRUSTS - 1.52%
804	American Tower Corp.	158,436
18,540	Vereit, Inc.	155,180
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $198,634) - 1.52%		313,616

MONEY MARKET FUND - 30.19%
6,230,534	Fidelity® Investments Money Market Government Portfolio - Institutional Class 2.37% **	6,230,534
TOTAL MONEY MARKET FUND (Cost $6,230,534) - 30.19%		6,230,534

INVESTMENTS IN SECURITIES, AT VALUE (Cost $17,960,312) - 94.08%		19,418,090

INVESTMENTS IN WRITTEN OPTIONS, AT VALUE (Premiums Received $11,255) - (0.02)%		(4,688)

INVESTMENTS IN SECURITIES SOLD SHORT, AT VALUE (Proceeds $2,009,451) - (10.37)%		(2,141,054)

ASSETS IN EXCESS OF OTHER LIABILITIES - 16.31%		3,367,155

NET ASSETS - 100.00%		$ 20,639,503

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

As of March 31, 2019, the diversification of countries was as follows:

Country	Percentage of Net Assets

Canada	1.37%
Bermuda	0.24%
Ireland	0.97%
Netherlands	0.41%
Switzerland	0.01%
United States	91.08%
94.08%

ADR - American Depositary Receipt.

PLC - Public Limited Company.

LIBOR - London Interbank Offered Rate.

* Represents non-income producing security.

** Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

(a) All or a portion of this security is held as collateral for securities sold short. Total value of collateral for securities sold short is $544,900.

(b) Defaulted debt security.

(c) Subject to call option written by the Fund.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF OPTIONS WRITTEN

MARCH 31, 2019

Underlying Security	Counterparty	Contracts	Notional Amount**	Exercise Price	Expiration	Value

CALL OPTIONS WRITTEN * - 0.02%

Citigroup, Inc.	Interactive Brokers, LLC	(21)	$(130,662)	$ 65.00	4/18/2019	$ (945)

General Electric Co.	Interactive Brokers, LLC	(50)	(49,950)	10.00	6/21/2019	(3,500)

The Goldman Sachs Group, Inc.	Interactive Brokers, LLC	(9)	(172,791)	210.00	4/18/2019	(243)

TOTAL CALL OPTIONS WRITTEN (Premiums Received $11,255) - 0.02%						$(4,688)

* Non-income producing securities during the period.

** The notional value is the total amount of the underlying security's market price at March 31, 2019. The notional value distinguishes between the amount of money invested and the amount associated with the whole transaction. The notional value is calculated by multiplying the units in one contract by the market price of the underlying security at March 31, 2019.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2019

Shares		Value

COMMON STOCKS * - 0.65%

Motor Vehicles & Passenger Car Bodies - 0.47%
350	Tesla Motors, Inc.	$ (97,951)

Services-Business Services - 0.18%
444	Stamps.com, Inc.	(36,146)

TOTAL COMMON STOCKS (Cost $159,591) - 0.65%		(134,097)

EXCHANGE TRADED FUNDS - 9.72%
4,748	Invesco QQQ Trust Series 1	(853,026)
4,085	SPDR® S&P 500 ETF	(1,153,931)
TOTAL EXCHANGE TRADED FUNDS (Cost $1,849,860) - 9.72%		(2,006,957)

TOTAL SECURITIES SOLD SHORT (Proceeds $2,009,451) - 10.37%		$ (2,141,054)

 * Represents non-income producing security.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

Assets:
Investments in Securities, at Value (Cost $17,960,312)	$ 19,418,090
Cash	6,293
Deposit with Broker for Securities Sold Short and Options Written	3,367,549
Receivables:
Dividends and Interest	42,528
Prepaid Expenses	2,206
Total Assets	22,836,666
Liabilities:
Securities Sold Short, at Value (Proceeds $2,009,451)	2,141,054
Written Options, at Value (Premiums Received $11,255)	4,688
Payables:
Dividend and Interest Expense	7,470
Advisory Fees (Note 4)	21,743
Distribution Fees	608
Trustee Fees	889
Other Accrued Expenses	20,711
Total Liabilities	2,197,163
Net Assets	$ 20,639,503

Net Assets Consist of:
Paid In Capital	$ 21,624,282
Accumulated Deficit	(984,779)
Net Assets	$ 20,639,503

Shares Outstanding (Unlimited shares authorized with no par value)	2,118,205

Net Asset Value, Offering and Redemption Price Per Share	$ 9.74

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

STATEMENT OF OPERATIONS

       FOR THE YEAR ENDED MARCH 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $1,423)	$ 541,569
Interest	55,741
Total Investment Income	597,310

Expenses:
Advisory Fees (Note 4)	248,251
Transfer Agent & Accounting Fees	31,924
Distribution (12b-1) Fees (Note 4)	16,064
Registration Fees	3,876
Audit Fees	16,250
Insurance Fees	6,703
Miscellaneous Fees	4,351
Custodial Fees	5,087
Legal Fees	17,582
Trustee Fees (Note 4)	8,000
Printing and Mailing	2,013
Dividend Expense	9,860
Total Expenses	369,961

Net Investment Income	227,349

Net Realized Gain on:
Investments in Securities	167,386
Options Written	19,330
Securities Sold Short	77,422
Net Realized Gain	264,138

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Securities	(161,296)
Options Written	4,808
Securities Sold Short	(45,571)
Net Change in Unrealized Appreciation (Depreciation)	(202,059)

Net Realized and Unrealized Gain on Investments	62,079

Net Increase in Net Assets Resulting from Operations	$ 289,428

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	3/31/2019	3/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 227,349	$ 151,114
Net Realized Gain (Loss)	264,138	(644,532)
Net Change in Unrealized Appreciation (Depreciation)	(202,059)	567,490
Net Increase in Net Assets Resulting from Operations	289,428	74,072

Distributions to Shareholders From:
Earnings	(164,837)	(161,597)	*
Total Distributions	(164,837)	(161,597)

Net Increase in Net Assets Resulting from Capital Share Transactions (Note 5)	1,117,372	2,318,931

Total Increase in Net Assets	1,241,963	2,231,406

Net Assets:
Beginning of Year	19,397,540	17,166,134

End of Year	$20,639,503	$19,397,540	**

* For the prior year ended March 31, 2018, total distributions consisted of net investment income of $161,597.

** As of March 31, 2018, Undistributed Net Investment Income was $47,175.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year presented.

	Years Ended
	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015

Net Asset Value, at Beginning of Year	$ 9.68	$ 9.71	$ 9.13	$ 10.74	$ 11.00

Income From Investment Operations:
Net Investment Income *	0.11	0.08	0.09	0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.03	(0.03)	0.55	(1.60)	(0.18)
Total from Investment Operations	0.14	0.05	0.64	(1.53)	(0.12)

Distributions from:
Net Investment Income	(0.08)	(0.08)	(0.06)	(0.08)	(0.14)
Total Distributions	(0.08)	(0.08)	(0.06)	(0.08)	(0.14)

Net Asset Value, at End of Year	$ 9.74	$ 9.68	$ 9.71	$ 9.13	$ 10.74

Total Return **	1.53%	0.53%	6.98%	(14.24)%	(1.02)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 20,640	$ 19,398	$ 17,166	$ 16,505	$ 24,330
Before Expense Recoupment
Ratio of Expenses to Average Net Assets (a) (c)	1.86%	2.04%	2.48%	2.31%	2.17%
Ratio of Net Investment Income to Average Net Assets (a) (b)	1.14%	0.82%	0.97%	0.75%	0.57%
After Expense Recoupment
Ratio of Expenses to Average Net Assets (a) (c)	1.86%	2.04%	2.48%	2.31%	2.20%
Ratio of Net Investment Income to Average Net Assets (a) (b)	1.14%	0.82%	0.97%	0.75%	0.54%
Portfolio Turnover	44.38%	67.33%	120.31%	114.96%	93.36%

(a) Does not include expenses of the underlying investment companies in which the Fund invests.

(b) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(c) The impact of dividend and interest expense on securities sold short for the Fund’s total expenses was 0.05%, 0.22%, 0.58%, 0.31%,  and 0.33%, respectively.

* Per share net investment income has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

NOTE 1. ORGANIZATION

The PSG Capital Management Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized on December 21, 2011, as a Delaware statutory trust.  The Trust currently consists of one series of units of beneficial interest (“shares”), the PSG Tactical Growth Fund (the “Fund”).  The Fund commenced investment operations on May 1, 2012.  The Board of Trustees (the “Board”) may classify and reclassify the shares of the Fund into one or more classes of shares at a future date. The Fund is a diversified fund. The investment advisor to the Fund is PSG Investment Advisors, LLC (the “Advisor”).

The Fund seeks total return from income and capital appreciation with an emphasis on absolute return.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

CASH: The Fund maintains its cash in an account at its custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits. A portion of cash is segregated as collateral for securities sold short and is included in "Deposit with Broker for Securities Sold Short and Options Written" on the Statement of Assets and Liabilities.

SECURITY VALUATION: The Fund’s securities are valued at current market prices.  Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are generally valued by the pricing service at the last quoted sale price on the exchange on which the securities are traded as of the close of business on the day the securities are being valued. Lacking any sales, investments are generally valued by the pricing service at their last bid price.  Securities for which market values are not readily available, or for which the Advisor believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, or when there is a particular event that may affect the value of a security), are valued as determined in good faith by the Advisor at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate oversight of the Board of Trustees.  Short-term fixed income securities with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

Fixed income securities - The fair value of fixed income securities is estimated using third-party pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

For options, under normal circumstances, closing bid and ask option quotations are considered to be reflective of the option contract values as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (the “stock market close”), and will be used to determine fair value of the contracts.  Options listed for trading on a securities exchange (whether domestic or foreign and, for purposes of these procedures, including the NASDAQ) or board of trade for which market quotations are readily available shall be valued:

(i)

at the last quoted sales price or, in the absence of a sale

(ii)

at the mean of the last bid and asked prices.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SHARE VALUATION:  The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

SECURITY TRANSACTIONS: Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Non-cash dividend income is recorded at the fair market value of securities received. Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend or interest expense.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded, related to uncertain tax positions taken in open tax years (2016 - 2018) or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2019, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.  Distributions to shareholders are determined in accordance with income tax regulations. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for Federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for Federal income tax purposes.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

NOTE 3. FAIR VALUE MEASUREMENTS

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs, including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2019:

Investments in Securities	Level 1	Level 2	Level 3	Total
(Assets)
Common Stocks	$ 6,234,911	$ -	$ -	$ 6,234,911
Closed-End Mutual Funds	1,475,683	-	-	1,475,683
Corporate Bonds	-	195,438	-	195,438
Exchange Traded Funds	2,399,980	-	-	2,399,980
Exchange Traded Notes	72,278	-	-	72,278
Limited Partnerships	336,730	-	-	336,730
Preferred Stocks	2,158,920	-	-	2,158,920
Real Estate Investment Trusts	313,616	-	-	313,616
Money Market Fund	6,230,534	-	-	6,230,534
Total	$ 19,222,652	$ 195,438	$ -	$ 19,418,090

Investments in Securities Sold Short and Options Written	Level 1	Level 2	Level 3	Total
(Liabilities)
Options Written	$ (4,688)	$ -	$ -	$ (4,688)
Common Stocks	(134,097)	-	-	(134,097)
Exchange Traded Funds	(2,006,957)	-	-	(2,006,957)
Total	$ (2,145,742)	$ -	$ -	$ (2,145,742)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets or liabilities during the year ended March 31, 2019.

NOTE 4. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

INVESTMENT ADVISOR: The Advisor serves as investment advisor to the Fund pursuant to a management agreement with the Trust (the “Agreement”).  Subject to the authority of the Board, the Advisor is responsible for management of the Fund's investment portfolio.  The Advisor is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement. For the year ended March 31, 2019, the Fund incurred advisory fees of $248,251. As of March 31, 2019, the Fund owed the Advisor $21,743, an amount which consisted of accrued but unpaid investment advisory fees.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

The Advisor has contractually agreed to waive management fees and/or reimburse expenses to limit Fund expenses, until May 31, 2019, so that the total annual operating expenses (exclusive of any brokerage fees and commissions, indirect expenses such as acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes, extraordinary expenses such as litigation or expenses in connection with a merger or reorganization) of the Fund do not exceed 2.00% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lower of the foregoing expense limit or the limit then in place.  This agreement may be terminated only by the Board, on 60 days written notice to the Advisor.  As of March 31, 2019, there were no fee waivers or expense reimbursements that could potentially be recouped in future periods.

UNDERWRITER FEES: Arbor Court Capital, LLC (the "Underwriter") acts as the Fund's principal underwriter in a continuous offering of the Fund's shares. The Underwriter is an affiliate of Mutual Shareholder Services (“MSS”). For the year ended March 31, 2019, the Fund paid $7,800 to the Underwriter for distribution fees pursuant to the Rule 12b-1 Plan described below.

TRUSTEE FEES: The Fund pays a total annual fee of $4,000 to each Trustee who is not affiliated with the Trust or Advisor. Representatives of the Advisor serve as interested trustees and officers of the Trust, and they are not paid by the Trust or the Fund for these efforts.

DISTRIBUTION FEES: The Fund has adopted a Rule 12b-1 plan (the "Plan") which allows it to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  The maximum level of distribution expenses under the Plan is 0.25% per year of the Fund’s average daily net assets. Currently, the Board has authorized an accrual of up to 0.15% of the Fund’s average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Plan has been approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees. For the year ended March 31, 2019, the Fund incurred distribution fees of $16,064.  During the year ended March 31, 2019, the Advisor was reimbursed $6,293 pursuant to the Plan for distribution activities.

NOTE 5. BENEFICIAL INTEREST TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of beneficial interest.

Transactions in shares of beneficial interest were as follows:

	For the Year Ended March 31, 2019		For the Year Ended March 31, 2018
	Shares	Capital	Shares	Capital
Shares sold	342,983	$ 3,319,561	411,264	$ 4,042,436
Shares reinvested	16,893	147,143	14,392	142,628
Shares redeemed	(245,745)	(2,349,332)	(190,086)	(1,866,133)
Net Increase	114,131	$ 1,117,372	235,570	$ 2,318,931

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

NOTE 6. OPTIONS

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2019 by the Fund are recorded in the following location in the Statement of Operations:

Financial Investment Type	Location	Realized Gain/ (Loss)	Location	Unrealized Gain
Options Written	Net Realized Gain on Options Written	$ 19,330	Net Change in Unrealized Appreciation on Options Written	$ 4,808
Options Purchased	Net Realized Loss on Investments in Securities	$(10,600)	Net Change in Unrealized Appreciation on Investments in Securities	$ -

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate, with the custodian, high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The options outstanding as of March 31, 2019, as disclosed in the Schedule of Written Options and the amounts of realized and changes in unrealized gains and losses on the options during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of option activity.

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended March 31, 2019, purchases and sales of investment securities other than U.S. Government Obligations, short-term investments, options, and securities sold short aggregated $7,675,444 and $12,625,998, respectively.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

NOTE 9. TAX MATTERS

As of March 31, 2019, the cost of investments for federal income tax purposes was $15,942,691 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$ 2,016,663
Unrealized depreciation	(687,006)
Net unrealized appreciation	$ 1,329,657

On December 21, 2018, the Fund declared an income distribution of $0.078655 per share.  The distribution was paid on December 21, 2018 to shareholders of record on December 20, 2018.  The tax character of the $164,837 paid was ordinary income.

On December 22, 2017, the Fund declared an income distribution of $0.083838 per share.  The distribution was paid on December 22, 2017 to shareholders of record on December 21, 2017.  The tax character of the $161,597 paid was ordinary income.

As of March 31, 2019 the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	$ (2,134,259)
Net Unrealized Appreciation of Investments	1,329,657
Undistributed Net Investment Income	90,538
Post-October Losses	(270,715)
Total	$ (984,779)

The difference between book and tax basis unrealized appreciation is attributable primarily due to tax deferral of wash sale losses and income/loss flow through from grantor trusts.  The Fund has a capital loss carryforward of $2,134,259, which has no expiration.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such Post-October losses of $270,715.

NOTE 10. CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act, as amended. As of March 31, 2019, Ameritrade, Inc., in omnibus accounts, in aggregate, was the owner of record of approximately 89% of the Fund and may be deemed to control the Fund by virtue of its authority over Fund shares.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

NOTE 11.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has elected to early adopt certain provisions of ASU 2018-13 effective with the financial statements prepared as of March 31, 2019.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Fund’s adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of March 31, 2019, had no effect on the Fund's net assets or results of operations.

NOTE 12.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of PSG Capital Management Trust

and the Shareholders of PSG Tactical Growth Fund

 Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PSG Tactical Growth Fund, a series of shares of beneficial interest in PSG Capital Management Trust (the “Fund”), including the schedule of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the PSG Capital Management Trust since 2012.

Philadelphia, Pennsylvania

May 29, 2019

PSG TACTICAL GROWTH FUND

EXPENSE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

Expense Example

As a shareholder of the Fund you incur ongoing costs which typically consist of management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2018	March 31, 2019	October 1, 2018 to March 31, 2019

Actual	$1,000.00	$990.72	$9.08
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.81	$9.20

* Expenses are equal to the Fund's annualized expense ratio of 1.83%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PSG TACTICAL GROWTH FUND

TRUSTEES & OFFICERS

MARCH 31, 2019 (UNAUDITED)

  Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Robert H. Carson** 1965	Trustee and President since December 2011, indefinite term	Managing Partner, Planning Solutions Group, LLC (9/01-present); Managing Partner, PSG Companies, LLC (11/10-present); Managing Partner, PSG Family Office, LLC (11/10-present); President and CEO, PSG Investment Advisors, LLC (12/11-present)	1	none
Jonathan V. Giordani** 1974	Trustee and Treasurer since March 2012, indefinite term	Chief Investment Officer, Planning Solutions Group, LLC (12/05-present); Chief Investment Officer, PSG Investment Advisors, LLC (12/11-present)	1	none
Lauren G. Gretchen 1973	Chief Compliance Officer since December 2011, indefinite term	CCO, PSG, LLC (3/11-present); Chief Compliance Officer, PSG Investment Advisors, LLC (12/11-present); Swayze, LLC (10/17-present)	N/A	N/A
Heather Donhauser 1985	Secretary since November 2017, indefinite term	Sr. Investment Analyst, Planning Solutions Group (06/07-present)	N/A	N/A

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Meredith M. Haussler 1964	Trustee since March 2012, indefinite term	Accountant, Haussler & Associates, LLC (1/01-present)	1	none
Paul R. Lucas 1969	Trustee since March 2012, indefinite term	Physician – Vascular Surgeon (7/02-present)	1	none

* The term "Fund Complex" refers to the PSG Capital Management Trust.

** Mr. Carson and Mr. Giordani are each an “interested person” of the Trust as that term is defined under the 1940 Act, because of their affiliation with the Fund's Advisor.

PSG TACTICAL GROWTH FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-866-9825, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-866-9825 and (2) from Fund documents filed with SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Statement of Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free at 1-855-866-9825 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – In connection with a regular meeting of the Board of Trustees (the “Board” or the “Trustees”) of the PSG Capital Management Trust (the “Trust”) held on February 28, 2019, the Trustees considered the renewal of the investment advisory agreement between PSG Investment Advisors, LLC (the “Advisor”) and the Trust (the “Management Agreement”), with respect to the PSG Tactical Growth Fund (the “Fund”).  In connection with their consideration of the renewal of the Management Agreement, the Trustees received materials from the Advisor specifically relating to the Management Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement.

Nature, Extent, and Quality of Services. The Trustees reviewed the organizational structure of the Advisor and the key personnel responsible for servicing the Fund and noted that the Trust’s CCO left her position with the Advisor and was now employed by a third party compliance consulting firm specializing in securities law and compliance consulting.  They acknowledged the benefit of the continuity in the CCO role and considered the additional resources available from the third party firm with which she was now affiliated.  The Trustees noted the depth of expertise among the Advisor personnel, and agreed that the Advisor is proactive in its management of the Fund, making changes as necessary in response to market conditions.  The Board also recognized that the portfolio manager had shown dedication to the strategy and remained committed to making decisions that were in the best interests of the shareholders.  The Board noted that there were no material compliance issues since the last renewal of the Management Agreement.  After further consideration of the services provided by the Advisor, in addition to the Board’s positive

PSG TACTICAL GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

experience with the Advisor since the Fund’s inception, the Board concluded that it expected the Advisor to continue to provide quality service to the Fund.

Performance.  The Board noted the Fund returned 5.97% for the one year period, outperforming its peer group and Lipper Absolute Return Mixed Equity Category (“Lipper category”) averages, and in line with HFRX Absolute Return Index (“HFRX”).  It acknowledged that the Fund underperformed both indexes for the 5-year and since inception periods, but was in line with its peer group for both periods.  The Board discussed that the Fund was able to beat the indexes with its allocation to high-yield investments and emerging market stocks. The Trustees considered that a representative of the Advisor had indicated that it was satisfied with the Fund’s returns noting in particular the Fund had achieved strong returns, in part, as a result of its allocation to high income strategies.  The Board concluded that the Fund’s performance was acceptable.

Fees and Expenses.  The Board noted the Advisor charged an annual advisory fee of 1.25%, which was higher than the peer group and Lipper category, but within the range of  both and nowhere near the high of either.  It acknowledged that although the Fund’s net expense ratio was higher than its benchmark averages, it was within the high low range of the Lipper category.  It noted that a representative of the Advisor explained that the higher total expenses is attributable to the unique nature of the Fund’s strategy; particularly in the use of shorts which was not a strategy utilized by many peer funds.  It further discussed that many funds in the Lipper category had large asset bases and benefitted from economies of scale which may result in lower fees.  The Board acknowledged that the Fund’s expense ratio was impacted by the cost of the Fund’s investment in underlying funds. After further discussion, and in consideration of the additional time and resources necessary to execute the Fund’s strategy, the Board concluded that the management fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by the Advisor.  It noted the Advisor realized a profit in connection with its relationship with the Fund during the previous year.  The Board considered that the Advisor continued to waive a portion of its fees.  It considered that the amount of profit in terms of actual dollars was relatively minimal in light of the skill, expertise and time necessary to manage a mutual fund.  After further discussion, the Board concluded the Advisor’s profitability was not excessive.

Economies of Scale.  The Trustees considered whether economies of scale had been realized with respect to the management of the Fund.  It noted that the Fund had not yet reached scalable asset levels  It further noted the Advisor’s projected asset level for the Fund and the Advisor’s representation that it would consider breakpoints in the future as the Fund’s assets grow.  After discussion, it was the Board’s consensus that, based on the current size of the Fund, breakpoints were not appropriate at this time.  The Board agreed to continue to monitor and revisit the matter as the Fund continues to grow.

Conclusion.  Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure was reasonable and that renewal of the Management Agreement was in the best interests of the Trust and shareholders of the Fund.

PSG CAPITAL MANAGEMENT TRUST (THE "TRUST")

Rev. January 2012

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does the Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-855-866-9825.

PSG TACTICAL GROWTH FUND

PRIVACY NOTICE (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

Page 2

What we do:
How does the Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • The Trust does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

INVESTMENT ADVISOR

PSG Investment Advisors, LLC

8161 Maple Lawn Blvd., Suite 400

Maple Lawn, MD 20759

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

CUSTODIAN

Huntington National Bank

7 Easton Oval

Columbus, OH 43219

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2019

$ 14,000

FY 2018

$ 14,000

(b)

Audit-Related Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2019

$ 2,000

FY 2018

$ 2,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2019

$ 2,000

FY 2018

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PSG CAPITAL MANAGEMENT TRUST

By:

/s/ Robert H. Carson

Robert H. Carson

Trustee, President and Principal Executive Officer

Date: June 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Robert H. Carson

Robert H. Carson

Trustee, President and Principal Executive Officer

Date: June 4, 2019

By:

/s/ Jonathan V. Giordani

Jonathan V. Giordani

Trustee, Treasurer and Principal Financial Officer

Date: June 4, 2019